                    OPPENHEIMER EMERGING TECHNOLOGIES FUND
                    Supplement dated March 16, 2006 to the
                      Prospectus dated February 28, 2006

This supplement amends the Prospectus dated February 28, 2006 of Oppenheimer
Emerging Technologies Fund (the "Fund").

The Prospectus is changed as follows:

The first seven paragraphs  captioned  "Portfolio  Managers" under the section
"How the Fund Is Managed"  beginning  on page 15 are  deleted and  replaced by the following:

     Portfolio Managers.  Effective March 16, 2006, the Fund is managed by a portfolio management team comprised of David Poiesz, Alan Gilston, Scott
     Phillips, Emmy Adwers and Ash Shah, who are primarily responsible for the day-to-day management of the Fund's investments.

     Mr. Poiesz, CFA, is Director of the Growth Equity Investment Team and
     has been a Senior Vice President of the Manager since June 2004. He is a portfolio manager and officer of other portfolios in the
     OppenheimerFunds complex.  Mr. Poiesz was a managing director and senior portfolio manager at Merrill Lynch Investment Managers LLC from October
     2002 through May 2004. He was a founding partner of RiverRock Capital
     Management, L.P., a hedge fund product he managed from April 1999 through July 2001, and portfolio manager at Jennison Associates from
     November 1992 through March 1999.

     Mr. Gilston has been a Vice President of the Manager since September
     1997 and is an officer and portfolio manager of one other portfolio in the OppenheimerFunds complex.

     Mr. Phillips has been a Senior Research Analyst of the Manager since
     August 2004.  Mr. Phillips was an analyst at Merrill Lynch Investment
     Managers, Inc. from June 2003 to July 2004.  From February 2003 to June
     2003, Mr. Phillips was a sell-side managing director at American
     Technology Research.  From June 1999 to December 2002, he was a
     sell-side analyst at Merrill Lynch.  From December 1997 to June 1999, he
     was a sell-side analyst at CIBC World Markets.

     Ms. Adwers has been a Senior Research Analyst of the Manager since
     October 2004.  Ms. Adwers was a senior analyst at Palantir Capital from
     November 1999 to January 2003.  From June 1998 to October 1999, she was
     a portfolio manager at Nicholas Applegate Capital Management and from
     April 1995 to May 1998, she was a senior analyst at Farmers Insurance in the Investments Department.

     Ash Shah, CFA has been a Senior Research Analyst of the Manager since
     February 2006. From January 2002 until February 2006, Mr. Shah was a
     Vice President and Senior Analyst with Merrill Lynch Investment Managers where he specialized in technology and industrials for the Small Cap
     Growth Fund.  From February 2000 to January 2002, Mr. Shah worked at
     BlackRock Financial Management as a Vice President and Senior Analyst
     specializing in technology for the Small and Mid Cap Growth Funds.

March 16, 2006                                                  PS0765.020